Supplement to the
Strategic Advisers® Fidelity® U.S. Total Stock Fund
July 30, 2021
Prospectus

The following information supplements similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Gopalakrishnan Anantanatarajan (co-manager) has managed the fund since 2021.

The following information supplements the biographical information found in the "Fund Management" section under the heading "Portfolio Manager(s)".

Gopalakrishnan Anantanatarajan is co-manager of the fund, which he has managed since 2021. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Anantanatarajan has worked as a senior research analyst, research analyst, research associate, senior research associate, and portfolio manager.

TSF-21-01 1.9904292.100	September 30, 2021

Supplement to the
Strategic Advisers® Large Cap Fund
July 30, 2021
Prospectus

John Stone no longer serves as lead portfolio manager of the fund.

The following information replaces similar information for Niall Devitt found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Niall Devitt (lead portfolio manager) has managed the fund since 2020.

The following information replaces the biographical information for Niall Devitt found in the "Fund Management" section under the heading "Portfolio Manager(s)".

Niall Devitt is lead portfolio manager of the fund, which he has managed since 2020. Mr. Devitt joined Fidelity Investments in 2001 and has been a part of Strategic Advisers since 2006 where he has worked as a research associate, analyst, and portfolio manager.

LGC-21-01 1.9904293.100	September 30, 2021